EXHIBIT 10.19(b)

                    AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         This Amendment is executed this 14th day of August, 2000, by and among Wakefield Pharmaceuticals, Inc., a Delaware corporation (the "Company"), the Principal Stockholders (as set forth below), WPI Merger Corporation, a Delaware corporation ("Merger Sub"), and Ivax Corporation, a Florida corporation ("Parent").

                                    RECITALS

         Parent, Merger Sub, the Company and the Principal Stockholders entered into an Agreement and Plan of Merger dated as of August 3, 2000 (the "Merger Agreement") pursuant to which the Merger Sub is to merge with and into the Company, with the Company as the surviving corporation. The parties desire to amend the Merger Agreement as provided herein.

         Therefore, in consideration of the premises and the mutual agreements stated herein, the parties agree as follows:

         1. Capitalized Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement.

         2. Exchange Ratio; Conversion of Securities. The following shall be added to the end of Section 2.5 of the Merger Agreement:

                  (f) Nothing contained herein shall be deemed to imply that all of the Merger Shares will be delivered to stockholders of the Company, and the Company acknowledges that the number of shares of Parent Common Stock to be delivered to stockholders will be less than the Merger Shares, in the event that (i) Parent exercises its rights set forth in Section 2.5(c) hereof or (ii) any stockholders exercise (and do not withdraw) their appraisal rights pursuant to Section 262 of the DGCL ("Appraisal Rights").

         3. Dissenter or Appraisal Rights. Section 2.7 of the Merger Agreement is hereby deleted in its entirety and replaced by the following: "2.7 Intentionally Deleted."

         4. Proxy Statement. The following sentence shall be added to the end of
Section 4.33 of the Merger Agreement:

                  The Company Proxy Statement will contain all material information that is required under Delaware law to be disclosed to the stockholders in connection with the decision of whether to exercise their Appraisal Rights.


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         5. Indemnification by Principal Stockholders.

                  (a) The following shall be added after Section 6.4(a)(ii) of the Merger Agreement:

                  (iii) the aggregate of any amounts payable to stockholders of the Company, pursuant to the exercise by such stockholders of Appraisal Rights, in excess of the Fair Market Value of the shares of Parent Common Stock that would otherwise have been issuable to such stockholders pursuant to Section 2.5(a) or 2.5(c), as applicable, in absence of the exercise of such Appraisal Rights.

                  Section 6.4(a)(iii) of the Merger Agreement shall become
                  Section 6.4(a)(iv).

                  (b) The reference to "Section 6.4(a)(iii)" in the third line of Section 6.4(b) of the Merger Agreement shall be deleted and replaced by "Section 6.4(a)(iv)."

         6. Certain Limitations of Liability. Section 6.6(c) of the Merger Agreement is hereby amended as follows:

         The words "dated as of the date hereof," contained in the fourth line of the Section shall be deleted and replaced by the following: "in the form attached as Exhibit 2.5(e) hereto, to be executed at the Effective Time,"

         7. Conditions Precedent to the Obligations of Parent.

                  (a) The following shall be added to the end of Section 7.1:

                           (p) Appraisal Rights. Appraisal Rights shall not have
                  been exercised with respect to more than ten percent (10%) of all of the issued and outstanding Company Common Stock as of the Closing.

                  (b) Section 7.1(f) of the Merger Agreement shall be deleted in its entirety and replaced by the following:

                           (f) Representation Letters. Parent shall have received representation letters from each of the Company's tockholders either in the form of Exhibit 7.1(f) hereto, representing that such stockholder is an Accredited Investor and making certain other investor representations, or (ii) representing that such stockholder is a purchaser meeting the requirements of Rule 506(b)(2)(ii) of Regulation D under the Securities Act; provided that this condition shall be deemed not to have been met if more than 35 stockholders do not provide the letter in clause (i).

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

         8. Termination. Section 8.1(b) of the Merger Agreement shall be deleted in its entirety and replaced by the following:

                  (b) by the Parent if the Closing has not occurred on or prior to September 1, 2000 or by either party if the Closing has not occurred on or prior to September 15, 2000 (as applicable, the "Termination Date"), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its obligations hereunder;

         9. Agreement. Except as expressly provided herein, the Merger Agreement shall continue unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Amendment as of the date and year first above written.

                                      PARENT:

                                      IVAX CORPORATION


                                      By: /s/ Neil Flanzraich
                                         --------------------------------------
                                         Neil Flanzraich
                                         Vice Chairman and President
                                         4400 Biscayne Boulevard
                                         Miami, Florida 33137
                                         USA
                                         Facsimile: (305) 575-6016

                                      MERGER SUB:

                                      WPI MERGER CORPORATION


                                      By: /s/ Neil Flanzraich
                                         --------------------------------------
                                         Neil Flanzraich
                                         President

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

                                      COMPANY:

                                      WAKEFIELD PHARMACEUTICALS, INC.


                                      By: /s/ Frank Byington
                                         --------------------------------------
                                         Name: Frank Byington
                                         Title: President
                                         310 Maxwell Road
                                         Suite 100
                                         Alpharetta, Georgia 30004
                                         Facsimile:

                                      PRINCIPAL STOCKHOLDERS:

                                       /s/ Frank E. Byington
                                      -----------------------------------------
                                      Frank E. Byington

                                       /s/ John N. Kapoor, M.D.
                                      -----------------------------------------
                                      John N. Kapoor, M.D.

                                       /s/ Marilyn M. Johnson
                                      -----------------------------------------
                                      Marilyn M. Johnson

                                       /s/ Craig Laman
                                      -----------------------------------------
                                      Craig Laman

                                       /s/ Raymond Schettino, M.D.
                                      -----------------------------------------
                                      Raymond Schettino, M.D.

                                       /s/ Roy S. Schottenfeld, M.D.
                                      -----------------------------------------
                                      Roy S. Schottenfeld, M.D.

                                       /s/ Dennis Spangler, M.D.
                                      -----------------------------------------
                                      Dennis Spangler, M.D.

                                       /s/ Michael R. Stresser
                                      -----------------------------------------
                                      Michael R. Stresser

                                       /s/ R. Faser Triplett, M.D.
                                      -----------------------------------------
                                      R. Faser Triplett, M.D.


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


                                  OMC Profit Sharing Trust


                                  By: /s/ R. Faser Triplett, M.D.
                                     ------------------------------------------
                                     R. Faser Triplett, M.D., Trustee

                                      /s/ Don Mitchell, M.D.
                                     ------------------------------------------
                                     Don Mitchell, M.D., Trustee

                                  Triplett Investment, LLC, a Mississippi
                                  limited liability company


                                  By: /s/ Rodney Faser Triplett, Jr.
                                     ------------------------------------------
                                     Rodney Faser Triplett, Jr., Manager/Member

                                    /s/ Lloyd C. Davis, M.D.
                                   --------------------------------------------
                                   Lloyd C. Davis, M.D.


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